SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 3, 2004
                                                         (August 2, 2004)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                           13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                              94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable




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ITEM 5  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 2, 2004, Franklin Resources, Inc. issued a press release, which is attached hereto as Exhibit 99.1, announcing that an agreement had been reached by its subsidiary, Franklin Advisers, Inc. with the Securities and Exchange Commission that resolves the issues resulting from the SEC's investigation of market timing activity.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit 99.1- Press Release issued on August 2, 2004 by Franklin Resources, Inc.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.
                                    (Registrant)


Date: August 3, 2004                /s/ Barbara J. Green
                                    ----------------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel
                                    and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Press Release issued on August 2, 2004 by Franklin Resources,
                   Inc.